SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 25, 1998





                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-22624                        05-0473908
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


1000 Columbia Avenue, Linwood, Pennsylvania                          19061
-------------------------------------------                         --------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (610) 859-3000





                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)

Item 5.  Other Events.

On June 25, 1998, Foamex International Inc. (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with Trace International Holdings, Inc., a Delaware corporation ("Parent"), and Trace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"). Pursuant to the terms of the Merger Agreement, Sub will merge with and into the Company (the "Merger"), and each share of the common stock, par value $.01 per share, of the Company (the "Common Stock"), other than shares held by Parent and its subsidiaries, treasury shares, and shares with respect to which appraisal rights are perfected, will be converted into the right to receive $18.75 per share in cash. Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, (i) the approval and adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon; (ii) the absence of any injunction preventing consummation of the Merger, (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the absence of a material adverse change in the business of the Company, and (v) the receipt of requisite financing. The closing of the Merger is expected to occur as soon as practicable after the satisfaction of the conditions set forth in the Merger Agreement. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

      On June 25, 1998, Parent and the Company issued a joint press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of businesses acquired.

                  None.

         (b) Pro Forma financial information.

                  None.

         (b)  Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of June 25, 1998, by and among Trace International Holdings, Inc., a Delaware corporation, Trace Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Trace, and Foamex International Inc., a Delaware corporation.

                  99.1 Joint Press Release of Trace and the Company dated June 25, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FOAMEX INTERNATIONAL INC.


                                                 /s/ Philip N. Smith, Jr.
Dated:  June 26, 1998                            -------------------------
                                                 Name:  Philip N. Smith, Jr.
                                                 Title: Senior Vice President,
                                                         Secretary and
                                                         General Counsel

                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

     2.1 Agreement and Plan of Merger, dated as of June 25, 1998, by and among Trace International Holdings, Inc., a Delaware corporation, Trace Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Trace, and Foamex International Inc., a Delaware corporation.

    99.1                Joint Press Release of Trace and the Company dated
                        June 25, 1998.